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15.A) Custodian/Sub-custodian: STANDARD BANK NAMIBIA LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: WINDHOEK                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: NAMIBIA
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

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15.A) Custodian/Sub-custodian: NATIONAL AUSTRALIA BANK LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MELBOURNE               State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: AUSTRALIA
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: BANK AUSTRIA CREDITANSTALT AG
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: VIENNA                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: AUSTRIA
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: BANKBOSTON
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: SAO PAULO              State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: BRAZIL
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: ROYAL BANK OF CANADA
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TORONTO                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: CANADA
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: CITIBANK, N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: SANTIAGO                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: CHILE
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: STANDARD CHARTERED BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: SHANGHAI & SHENZHEN     State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: CHINA
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: CITIBANK, A.S.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: PRAGUE                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: CZECH REPUBLIC
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: SEB
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: COPENHAGEN              State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: DENMARK
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: CITIBANK, N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: QUITO                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: ECUADOR
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: CITIBANK, N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: CAIRO                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: EGYPT
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: SEB
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: HELSINKI                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: FINLAND
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: BNP PARIBAS
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: FRANKFURT              State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: GERMANY
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: BNP PARIBAS
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ATHENS                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: GREECE
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: ARION CUSTODY SERVICES
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: REYKJAVIK              State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: ICELAND
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: STANDARD CHARTERED BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MUMBAI                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: INDIA
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: STANDARD CHARTERED BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: JAKARTA                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: INDONESIA
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: BANK OF IRELAND
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: DUBLIN                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: IRELAND
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: STANDARD CHARTERED BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TOKYO                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: JAPAN
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: CITIBANK, N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: AMMAN                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: JORDAN
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: BANCOMER BBVA
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MEXICO CITY             State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: MEXICO
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: FORTIS BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: AMSTERDAM              State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: NETHERLANDS
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: NATIONAL NOMINEES LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: AUCKLAND                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: NEW ZEALAND
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: UNION BANK OF NORWAY
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: OSLO                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: NORWAY
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: STANDARD CHARTERED BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: KARACHI                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: PAKISTAN
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: BANK PRZEMYSLOWO-HANDLOWY PBK SA
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: WARSAW                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: POWLAND
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: CITIBANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: LISBON                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: PORTUGAL
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: STANDARD CHARTERED BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: SEOUL                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: SOUTH KOREA
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: HVB BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BUCHAREST              State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: ROMANIA
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: ZAO CITIBANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MOSCOW                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: RUSSIA
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: STANDARD BANK CHARTERED BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: SINGAPORE               State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: SINGAPORE
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: ING BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BRATISLAVA              State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: SLOVAK REPUBLIC
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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15.A) Custodian/Sub-custodian: BNP PARIBAS
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MADRID                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: SPAIN
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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                              SCREEN NUMBER:  9





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15.A) Custodian/Sub-custodian: STANDARD CHARTERED BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: COLOMBO                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: SRI LANKA
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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                              SCREEN NUMBER:  9





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15.A) Custodian/Sub-custodian: SVENSKA HANDELSBANKEN
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: STOCKHOLM               State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: SWEDEN
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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                              SCREEN NUMBER:  9





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15.A) Custodian/Sub-custodian: BANK LEU LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ZURICH                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: SWITZERLAND
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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                              SCREEN NUMBER:  9





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15.A) Custodian/Sub-custodian: STANDARD CHARTERED BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: TAIWAN
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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                              SCREEN NUMBER:  9





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15.A) Custodian/Sub-custodian: GARANTI BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ISTANBUL                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: TURKEY
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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                              SCREEN NUMBER:  9





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15.A) Custodian/Sub-custodian: HSBC BANK PLC
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: LONDON                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: UNITED KINGDOM
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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                              SCREEN NUMBER:  9





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15.A) Custodian/Sub-custodian: HVB BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ZAGREB                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: CROATIA
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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                              SCREEN NUMBER:  9





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15.A) Custodian/Sub-custodian: EUROCLEAR
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: LUXEMBOURG              State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: LUXEMBOURG
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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                              SCREEN NUMBER:  9





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15.A) Custodian/Sub-custodian: CITIBANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: CASABLANCA              State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: MOROCCO
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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                              SCREEN NUMBER:  9





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15.A) Custodian/Sub-custodian: BANKBOSTON
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BUENOS AIRES            State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: ARGENTINA
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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                              SCREEN NUMBER:  9





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15.A) Custodian/Sub-custodian: BANK ONE N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: LONDON                State:    Zip Code:
	Zip Ext.:
   D) Foreign Country: UNITED KINGDOM
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2   Other
 ------------   ------------   ----------   ----------   ------------- -----

                                                X





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                              SCREEN NUMBER:  9